Universal Capital Growth Fund

          Supplement to Prospectus Dated November 30, 1998

SALES CHARGE WAIVER

     All investors will be entitled to purchase shares of the Fund at net asset value, without the imposition of any sales charge, for all purchases made through June 30, 1999 regardless of the amount of shares purchased.

     This information supplements the information contained on pages 9-10 of the Prospectus and elsewhere therein.



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     This Supplement should be retained with your Prospectus for future reference.
          The date of the Prospectus Supplement is May 11, 1999.